UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): October 15, 2004
                                                         -----------------


                             HARLEYSVILLE GROUP INC.
             -------------------------------------------------------
              (Exact name of registrant as specified in its charter)


    Delaware                            0-14697            51-0241172
---------------------------            --------            ----------
(State  or  other  jurisdiction      (Commission        (IRS  Employer
  of  incorporation)               File  Number)      Identification  No.)


355  Maple  Avenue,  Harleysville,  Pennsylvania            19438
--------------------------------------------              ---------
   (Address  of  principal  executive  offices)          (Zip  Code)


                                 (215) 256-5000
               ---------------------------------------------------
               Registrant's telephone number, including area code


                                 Not Applicable
     ----------------------------------------------------------------------
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13

Item  2.02  Results  of  Operations  and  Financial  Condition

On October 12, 2004, Harleysville Group Inc. issued a press release regarding its preliminary estimate of losses from all weather-related catastrophes, including four hurricanes that hit the Southeastern United States during the third quarter. A copy of the press release is attached as Exhibit 99.1 and incorporated by reference herein.

Item  9.01  Financial  Statements  and  Exhibits

Exhibit 99.1 Press release "Harleysville Group Estimates Third Quarter Catastrophe Losses" dated October 12, 2004.


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           HARLEYSVILLE GROUP INC.
                                           Registrant




                                          /s/Bruce J. Magee
October 15, 2004                          ----------------------------
                                          Bruce J. Magee
                                          Senior Vice President and
                                          Chief Financial Officer